                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                         -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  March 11, 1996



                        GREEN TREE FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                      01-08916                41-1807858
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(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (612) 293-3400
                                                     --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 1.  Changes in Control of Registrant.
-------  --------------------------------

         Not applicable.


ITEM 2.  Acquisition or Disposition of Assets.
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         Not applicable


ITEM 3.  Bankruptcy or Receivership.
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         Not applicable


ITEM 4.  Changes in Registrant's Certifying Accounting.
-------  ---------------------------------------------

         Not applicable


ITEM 5.  Other Events.
-------  ------------

         Not applicable.


ITEM 6.  Resignations of Registrant's Directors.
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         Not applicable


ITEM 7.  Financial Statements and Exhibits.
-------  ---------------------------------

         (a) Financial statements of businesses acquired.

             Not applicable

         (b) Pro forma financial information.

             Not applicable

          (c)  Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

               Exhibit No.          Description
               -----------          -----------

                      99.1 External Computational and Descriptive Information distributed in connection with Certificates for Home Improvement Loans, Series 1996-A, issued by Green Tree Financial Corporation, as Seller and Servicer.

                      99.2 External Computational and Descriptive Information distributed in connection with Certificates for Home Improvement Loans, Series 1996-B, issued by Green Tree Financial Corporation, as Seller and Servicer.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 12, 1996               GREEN TREE FINANCIAL CORPORATION



                                    By: /s/ John W. Brink
                                       ___________________________
                                       John W. Brink
                                       Executive Vice President
                                       and Chief Financial Officer

INDEX TO EXHIBITS


Exhibit
-------
Number                                                                    Page
------                                                                    ----


99.1      External Computational and Descriptive Information
          distributed in connection with Certificates for Home
          Improvement Loans, Series 1996-A, issued by Green
          Tree Financial Corporation, as Seller and Servicer.              5

99.2      External Computational and Descriptive Information
          distributed in connection with Certificates for Home
          Improvement Loans, Series 1996-B, issued by Green
          Tree Financial Corporation, as Seller and Servicer.              14